Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Municipal Opportunities Fund
- BNY Mellon National Intermediate Municipal Bond Fund
- BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On January 14, 2009, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund (together the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,000,000, $20,000,000 and $1,650,000, respectively, of New York City Transitional Finance Authority 5.25% bonds due 1/15/2027 - Rated: A1/AA-/A+, CUSIP No.: 64972HKLR1 (the "Bonds") at a purchase price of $100.539 per unit. The Bonds were purchased from Citigroup, a member of the underwriting syndicate offering the bonds, from its account. BNY Capital Markets, Inc., an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Citi

Goldman, Sachs & Co.
Barclays Capital
J.P. Morgan
M.R. Beal & Company
Morgan Stanley
Ramirez & Co., Inc.
Siebert Brandford Shank & Co., LLC
Jackson Securities Inc.
RBC Capital Markets
Southwest Securities

Banc of America Securities LLC
DEPFA First Albany Securities LLC
Loop Capital Markets LLC
Merrill Lynch & Co.
Prager, Sealy & Co., LLC
Roosevelt and Cross Incorporated
Wachovia Bank, National Association
Raymond James & Associates, Inc.
Stifel Nicolaus

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date: 1/14/2009
3. Total Net Assets of Account/Fund: $102,482,554
4. Type and Description of Security to be Purchased: New York City NY Tran 5.25% 1/15/2027
5. Credit Rating of Security (Rating/Rating Agency: A1 / AA- / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $650,000,000
9. CUSIP: 64972HKLR1
10. Amount Purchased by Account/Fund: 1,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.98%
13. Purchase Price of Securities (if at par, so state): $100.539
14. Commission/Spread Received by Principal Underwriters: $5 per bond
15. Yield (as applicable): 5.18%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.18%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): yes
2. Was Security Purchased on Offer Date? (Must be Yes): yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): no
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 4/17/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 4/17/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 4/17/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

18. Account/Fund Name: BNY Mellon National Intermediate Muni Bond Fund
19. Anticipated Purchase Date: 1/14/2009
20. Total Net Assets of Account/Fund: $1,270,654,209
21. Type and Description of Security to be Purchased: New York City NY Tran 5.25% 1/15/2027
22. Credit Rating of Security (Rating/Rating Agency: A1 / AA- / A+
23. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
24. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
25. Issue Size: $650,000,000
26. CUSIP: 64972HKLR1
27. Amount Purchased by Account/Fund: 20,000,000
28. Percentage of Principal Amount of Offering Purchased by Account/Fund: 3.08%
29. Amount Purchased as a Percentage of Account/Fund Assets: 1.58%
30. Purchase Price of Securities (if at par, so state): $100.539
31. Commission/Spread Received by Principal Underwriters: $5 per bond
32. Yield (as applicable): 5.18%
33. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.18%
34. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

13. Was Price paid for all block purchases the same for all participants? (Must be Yes): yes
14. Was Security Purchased on Offer Date? (Must be Yes): yes
15. Was Issuer in continuous operation for at least 3 years? (Must be Yes): yes
16. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): yes
17. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): no
18. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 4/17/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 4/17/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 4/17/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon NY Intermediate Tax-Exempt Fund
2. Anticipated Purchasa Date: 1/14/2009
3. Total Net Assets of Account/Fund: $148,542,614
4. Type and Description of Security to be Purchased: New York City NY Tran 5.25% 1/15/2027
5. Credit Rating of Security (Rating/Rating Agency: A1 / AA- / A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $650,000,000
9. CUSIP: 64972HKLR1
10. Amount Purchased by Account/Fund: 1,650,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.25%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.12%
13. Purchase Price of Securities (if at par, so state): $100.539
14. Commission/Spread Received by Principal Underwriters: $5 per bond
15. Yield (as applicable): 5.18%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.18%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): yes
8. Was Security Purchased on Offer Date? (Must be Yes): yes
9. Was Issuer in continuous operation for at least 3 years? (Must be Yes): yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): no
12. Was tha Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print)__John Flahive__ Signature [signature] Date 4/17/09

AND

LOB CIO/Designate Name (Print)__John Flahive__ Signature [signature] Date 4/17/09

AND

Chief Compliance Officer Name (Print)__Katherine Cain__ Signature [signature] Date 4/17/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Municipal Opportunities Fund
- BNY Mellon National Intermediate Municipal Bond Fund

On February 19, 2009, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Intermediate Municipal Bond Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,500,000 and $6,500,000, respectively, of NY City Water/Sewer Bonds - Rated: Aa3/AA+, CUSIP No.: 64972FA97 (the "Bonds") at a purchase price of $103.979 per unit. The Bonds were purchased from DEPFA / First Albany, a member of the underwriting syndicate offering the Bonds, from their account. BNY Mellon Capital Markets, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

DEPFA First Albany Securities LLC

Merrill Lynch & Co.
Siebert Brandford Shank & Co., LLC
Barclays Capital
Goldman, Sachs & Co.
Loop Capital Markets LLC
Raymond James & Associates, Inc.
Piper Jaffray
RBC Capital Markets
M.R. Beal & Co.
Banc of America Securities LLC
Citi
J.P. Morgan
Morgan Stanley
Wachovia Bank, National Association
Prager, Sealy & Col, LLC
Roosevelt & Cross Incorporated

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Mncpal Opportunities Fund
2. Anticipated Purchase Date: 2/19/2009
3. Total Net Assets of Account/Fund: $67,223,871
4. Type and Description of Security to be Purchased: NY City Water / Sewer
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: DEPFA / First Albany
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
8. Issue Size: $270,035,000
9. CUSIP: 64972FA97
10. Amount Purchased by Account/Fund: 1,500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.56%
12. Amount Purchased as a Percentage of Account/Fund Assets: 2.32%
13. Purchase Price of Securities (if at par, so state): $103.979
14. Commission/Spread Received by Principal Underwriters: $5.00 per thousand
15. Yield (as applicable): 5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.00%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other X (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/4/09
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/4/09
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature Katherine Cain Date 3/4/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 2/19/2009
3. Total Net Assets of Account/Fund: $1,236,588,056
4. Type and Description of Security to be Purchased: NY City Water / Sewer
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: DEPFA / First Albany
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
8. Issue Size: $270,035,000
9. CUSIP: 64972FA97
10. Amount Purchased by Account/Fund: 6,500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 2.41%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.55%
13. Purchase Price of Securities (if at par, so state): $103.979
14. Commission/Spread Received by Principal Underwriters: $5.00 per thousand
15. Yield (as applicable): 5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.00%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other X (Fund Board)

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑
- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/4/09
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/4/09
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature Katherine Cain Date 3/4/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Municipal Opportunities Fund
- BNY Mellon National Intermediate Municipal Bond Fund

On February 19, 2009, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Intermediate Municipal Bond Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,500,000 and $6,000,000, respectively, of NY City Water/Sewer Bonds - Rated: Aa3/AA+, CUSIP No.: 64972FA89 (the "Bonds") at a purchase price of $97.824 per unit. The Bonds were purchased from DEPFA / First Albany, a member of the underwriting syndicate offering the Bonds, from their account. BNY Mellon Capital Markets, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

DEPFA First Albany Securities LLC

Merrill Lynch & Co.
Siebert Brandford Shank & Co., LLC
Barclays Capital
Goldman, Sachs & Co.
Loop Capital Markets LLC
Raymond James & Associates, Inc.
Piper Jaffray
RBC Capital Markets
M.R. Beal & Co.
Banc of America Securities LLC
Citi
J.P. Morgan
Morgan Stanley
Wachovia Bank, National Association
Prager, Sealy & Col, LLC
Roosevelt & Cross Incorporated

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Mncpal Opportunities Fund
2. Anticipated Purchase Date: 2/19/2009
3. Total Net Assets of Account/Fund: $67,223,871
4. Type and Description of Security to be Purchased: NY City Water / Sewer
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: DEPFA / First Albany
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
8. Issue Size: $270,035,000
9. CUSIP: 64972FA89
10. Amount Purchased by Account/Fund: 1,500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.06%
12. Amount Purchased as a Percentage of Account/Fund Assets: 2.18%
13. Purchase Price of Securities (if at par, so state): $97.824
14. Commission/Spread Received by Principal Underwriters: $5.00 per thousand
15. Yield (as applicable): 5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.00%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/4/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/4/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature Katherine Cain Date 3/4/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 2/19/2009
3. Total Net Assets of Account/Fund: $1,236,588,056
4. Type and Description of Security to be Purchased: NY City Water / Sewer
5. Credit Rating of Security (Rating/Rating Agency: Aa3 / AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: DEPFA / First Albany
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
8. Issue Size: $270,035,000
9. CUSIP: 64972FA89
10. Amount Purchased by Account/Fund: 6,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 2.22%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.47%
13. Purchase Price of Securities (if at par, so state): $97.824
14. Commission/Spread Received by Principal Underwriters: $5.00 per thousand
15. Yield (as applicable): 5.00%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.00%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/4/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/4/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/4/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund
- BNY Mellon Intermediate U.S. Government Fund

On February 19, 2009, BNY Mellon Intermediate Bond Fund and BNY Mellon Intermediate U.S. Government Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $11,365,000 and $2,000,000, respectively, of Private Export Funding 4.375% bonds due 3/15/2019 - Rated: Aaa/AA+, CUSIP No.: 742651DG4 (the "Bonds") at a purchase price of $99.475 per unit. The Bonds were purchased from RBS Greenwich Capital, a member of the underwriting syndicate offering the Bonds, from their account. BNY Mellon Capital Markets, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

RBS Greenwich Capital

Citi
BNY Mellon Capital Markets, LLC
JPMorgan
R.W. Pressprich & Company, Inc.
Banc of America Securities LLC
FTN Financial
Mitsubishi UFJ Securities
Wachovia Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified each Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

17. Account/Fund Name: BNY Mellon Intermediate Bond Fund
18. Anticipated Purchase Date: 2/19/2009
19. Total Net Assets of Account/Fund: $740,846,287
20. Type and Description of Security to be Purchased: Private Export Fndg 4.375% 3/15/2019
21. Credit Rating of Security (Rating/Rating Agency: Aaa / AA+
22. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS Greenwich Capital
23. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
24. Issue Size: $325,000,000
25. CUSIP: 742651DG4
26. Amount Purchased by Account/Fund: 11,365,000
27. Percentage of Principal Amount of Offering Purchased by Account/Fund: 3.50%
28. Amount Purchased as a Percentage of Account/Fund Assets: 1.53%
29. Purchase Price of Securities (if at par, so state): $99.475
30. Commission/Spread Received by Principal Underwriters: 0.35
31. Yield (as applicable): 4.44%
32. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 4.44%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)_______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
8. Was Security Purchased on Offer Date? (Must be Yes): Yes
9. Was issuer in continuous operation for at least 3 years? (Must be Yes): Yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
12. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/19/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/19/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/19/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)

Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Inter U.S. Gov Fund
2. Anticipated Purchase Date: 2/19/2009
3. Total Net Assets of Account/Fund: $124,796,825
4. Type and Description of Security to be Purchased: Private Export Fndg 4.375% 3/15/2019
5. Credit Rating of Security (Rating/Rating Agency: Aaa / AA+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS Greenwich Capital
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets, Inc.
6. Issue Size: $325,000,000
9. CUSIP: 742651DG4
10. Amount Purchased by Account/Fund: 2,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.62%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.59%
13. Purchase Price of Securities (if at par, so state): $99.475
14. Commission/Spread Received by Principal Underwriters: 0.35
15. Yield (as applicable): 4.44%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 4.44%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)_______; Other___X___ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated** underwriter's account and **the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/19/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/19/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/19/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Municipal Opportunities Fund
- BNY Mellon National Intermediate Municipal Bond Fund
- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On March 25, 2009, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (together the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,250,000, $21,000,000 and $5,000,000, respectively, of California State 6.0% bonds due 4/1/2038 - Rated: A2/A/A, CUSIP No.: 13063A4Y7 (the "Bonds") at a purchase price of $98.647 per unit. The Bonds were purchased from Merrill Lynch, a member of the underwriting syndicate offering the bonds, from its account. Pershing, LLC, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Merrill Lynch & Co.

Citi
Alamo Capital
Banc of America Securities LLC
Blaylock Robert Van, LLC
Comerica Securities
Edward D. Jones & Co., LP
Goldman, Sachs & Co.
Grigsby & Associates, Inc.
Jesup & Lamont Securities Corporation
Loop Capital Markets, LLC
Morgan Stanley
The Northern Trust Company
Piper Jaffray & Co.
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Southwest Securities
Wachovia Bank, NA
Wells Fargo Institutional Securities, LLC
De La Rosa & Co.
Backstrom McCarley Berry & Co., LLC
Barclays Capital
City National Securities, Inc.
DEPFA First Albany Securities, LLC
Fidelity Capital Markets
Great Pacific Securities
Jackson Securities
J.P. Morgan
Morgan Keegan and Company, Inc.
Nollenberger Capital Partners Inc.
Pershing LLC
Prager Sealy & Co., LLC
Raymond James & Associates, Inc.
Rice Financial Products Co.
SL Hare Capital
Stone & Youngberg
Wedbush Morgan Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

35. Account/Fund Name: BNY Mellon Municipal Opportunities Fund
36. Anticipated Purchase Date: 3/25/2009
37. Total Net Assets of Account/Fund: $88,415,226
38. Type and Description of Security to be Purchased: California St 6.0% 4/1/2038
39. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
40. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
41. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
42. Issue Size: $6,543,020,000
43. CUSIP: 13063A4Y7
44. Amount Purchased by Account/Fund: 2,250,000
45. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.03%
46. Amount Purchased as a Percentage of Account/Fund Assets: 2.51%
47. Purchase Price of Securities (If at par, so state): $98.647
48. Commission/Spread Received by Principal Underwriters: ½ point
49. Yield (as applicable): 6.10%
50. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 6.10%
51. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

13. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
14. Was Security Purchased on Offer Date? (Must be Yes): Yes
15. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
16. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
17. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
18. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/24/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

18. Account/Fund Name: BNY Mellon Natl Inter Muni Bond Fund
19. Anticipated Purchase Date: 3/25/2009
20. Total Net Assets of Account/Fund: $1,298,098,018
21. Type and Description of Security to be Purchased: California St 6.0% 4/1/2038
22. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
23. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
24. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
25. Issue Size: $6,543,020,000
26. CUSIP: 13063A4Y7
27. Amount Purchased by Account/Fund: 21,000,000
28. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.32%
29. Amount Purchased as a Percentage of Account/Fund Assets: 1.60%
30. Purchase Price of Securities (If at par, so state): $98.647
31. Commission/Spread Received by Principal Underwriters: ½ point
32. Yield (as applicable): 6.10%
33. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 6.10%
34. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)_______; Other___X___ (Fund Board)

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
8. Was Security Purchased on Offer Date? (Must be Yes): Yes
9. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
12. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print)___John Flahive___ Signature [signature] Date___3/24/09___

AND

LOB CIO/Designate Name (Print)___John Flahive___ Signature [signature] Date___3/24/09___

AND

Chief Compliance Officer Name (Print)___Katherine Cain___ Signature [signature] Date___3/24/09___

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)

Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon PA Inter Muni Bond Fund
2. Anticipated Purchase Date: 3/25/2009
3. Total Net Assets of Account/Fund: $495,354,891
4. Type and Description of Security to be Purchased: California St 6.0% 4/1/2038
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
8. Issue Size: $6,543,020,000
9. CUSIP: 13063A4Y7
10. Amount Purchased by Account/Fund: 5,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.08%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.00%
13. Purchase Price of Securities (if at par, so state): $98.647
14. Commission/Spread Received by Principal Underwriters: ½ point
15. Yield (as applicable): 6.10%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 6.10%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/24/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Municipal Opportunities Fund
- BNY Mellon National Intermediate Municipal Bond Fund
- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On March 25, 2009, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (together the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,000,000, $3,000,000 and $1,000,000, respectively, of California State 6.5% bonds due 4/1/2033 - Rated: A2/A/A, CUSIP No.: 13063A4W1 (the "Bonds") at a purchase price of $104.482 per unit. The Bonds were purchased from Merrill Lynch, a member of the underwriting syndicate offering the bonds, from its account. Pershing, LLC, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds. The following is a list of the syndicate's primary members:

Merrill Lynch & Co.

Citi
Alamo Capital
Banc of America Securities LLC
Blaylock Robert Van, LLC
Comerica Securities
Edward D. Jones & Co., LP
Goldman, Sachs & Co.
Grigsby & Associates, Inc.
Jesup & Lamont Securities Corporation
Loop Capital Markets, LLC
Morgan Stanley
The Northern Trust Company
Piper Jaffray & Co.
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Southwest Securities
Wachovia Bank, NA
Wells Fargo Institutional Securities, LLC

De La Rosa & Co.
Backstrom McCarley Berry & Co., LLC
Barclays Capital
City National Securities, Inc.
DEPFA First Albany Securities, LLC
Fidelity Capital Markets
Great Pacific Securities
Jackson Securities
J.P. Morgan
Morgan Keegan and Company, Inc.
Nollenberger Capital Partners Inc.
Pershing LLC
Prager Sealy & Co., LLC
Raymond James & Associates, Inc.
Rice Financial Products Co.
SL Hare Capital
Stone & Youngberg
Wedbush Morgan Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Municipal Opportunities Fund
2. Anticipated Purchase Date: 3/25/2009
3. Total Net Assets of Account/Fund: $88,415,226
4. Type and Description of Security to be Purchased: California St 6.5% 4/1/2033
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
8. Issue Size: $6,543,020,000
9. CUSIP: 13063A4W1
10. Amount Purchased by Account/Fund: 1,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.18%
13. Purchase Price of Securities (if at par, so state): $104.482
14. Commission/Spread Received by Principal Underwriters: ½ point
15. Yield (as applicable): 5.90%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.90%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other __X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/24/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Natl Inter Muni Bond Fund
2. Anticipated Purchase Date: 3/25/2009
3. Total Net Assets of Account/Fund: $1,298,098,018
4. Type and Description of Security to be Purchased: California St 6.5% 4/1/2033
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
8. Issue Size: $6,543,020,000
9. CUSIP: 13063A4W1
10. Amount Purchased by Account/Fund: 3,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.05%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.24%
13. Purchase Price of Securities (if at par, so state): $104.482
14. Commission/Spread Received by Principal Underwriters: ½ point
15. Yield (as applicable): 5.90%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.90%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_____; BNY Mellon, NA (Wealth Management)_______; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before tha fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of tha offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print)__John Flahive__ Signature__[signature]__ Date__3/24/09__
AND
LOB CIO/Designate Name (Print)__John Flahive__ Signature__[signature]__ Date__3/24/09__
AND
Chief Compliance Officer Name (Print)__Katherine Cain__ Signature__[signature]__ Date__3/24/09__

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon PA Inter Muni Bond Fund
2. Anticipated Purchase Date: 3/25/2009
3. Total Net Assets of Account/Fund: $495,354,891
4. Type and Description of Security to be Purchased: California St 6.5% 4/1/2033
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch
7. Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC
8. Issue Size: $6,543,020,000
9. CUSIP: 13063A4W1
10. Amount Purchased by Account/Fund: 1,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.02%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.21%
13. Purchase Price of Securities (If at par, so state): $104.482
14. Commission/Spread Received by Principal Underwriters: ½ point
15. Yield (as applicable): 5.90%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.90%
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_____; BNY Mellon, NA (Wealth Management)_____; Other__X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/24/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/24/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon National Intermediate Municipal Bond Fund

On March 25, 2009, BNY Mellon National Intermediate Municipal Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $10,000,000 of California State 5.75% bonds due 4/1/2031 - Rated: A2/A/A, CUSIP No.: 13063A4V3 (the "Bonds") at a purchase price of $97.563 per unit. The Bonds were purchased from Merrill Lynch, a member of the underwriting syndicate offering the bonds, from its account. Pershing, LLC, an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Merrill Lynch & Co.

Citi
Alamo Capital
Banc of America Securities LLC
Blaylock Robert Van, LLC
Comerica Securities
Edward D. Jones & Co., LP
Goldman, Sachs & Co.
Grigsby & Associates, Inc.
Jesup & Lamont Securities Corporation
Loop Capital Markets, LLC
Morgan Stanley
The Northern Trust Company
Piper Jaffray & Co.
Ramirez & Co., Inc.
RBC Capital Markets
Siebert Brandford Shank & Co., LLC
Southwest Securities
Wachovia Bank, NA
Wells Fargo Institutional Securities, LLC
De La Rosa & Co.
Backstrom McCarley Berry & Co., LLC
Barclays Capital
City National Securities, Inc.
DEPFA First Albany Securities, LLC
Fidelity Capital Markets
Great Pacific Securities
Jackson Securities
J.P. Morgan
Morgan Keegan and Company, Inc.
Nollenberger Capital Partners Inc.
Pershing LLC
Prager Sealy & Co., LLC
Raymond James & Associates, Inc.
Rice Financial Products Co.
SL Hare Capital
Stone & Youngberg
Wedbush Morgan Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 2, 2009.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

Account/Fund Name: BNY Mellon Natl Inter Muni Bond Fund

Anticipated Purchase Date: 3/25/2009

Total Net Assets of Account/Fund: $1,298,098,018

Type and Description of Security to be Purchased: California St 5.75% 4/1/2031

Credit Rating of Security (Rating/Rating Agency: A2 / A / A

Name of Underwriting Syndicate Dealer Effecting Transaction: Merrill Lynch

Name of Affiliated Underwriter in Underwriting Syndicate: Pershing, LLC

Issue Size: $6,543,020,000

CUSIP: 13063A4V3

Amount Purchased by Account/Fund: 10,000,000

Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%

Amount Purchased as a Percentage of Account/Fund Assets: 0.75%

Purchase Price of Securities (If at par, so state): $97.563

Commission/Spread Received by Principal Underwriters: ½ point

Yield (as applicable): 5.95%

Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 5.95%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)_______; Other__X___ (Fund Board)

...al Fund Purchases Only:
Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
Was Security Purchased on Offer Date? (Must be Yes): Yes
Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

...RESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.

The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**

The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**

Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.

Asset Management Unit (Print) Wealth Management

Portfolio Manager Name (Print) John Flahive Signature ________ Date 3/24/09

CIO/Designate Name (Print) John Flahive Signature ________ Date 3/24/09

Compliance Officer Name (Print) Katherine Cain Signature ________ Date 3/24/09

Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	4/9/09

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On May 11, 2009, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,000,000 of Microsoft Corp 2.95% bonds due 6/1/2014 - Rated: Aaa/AAA, CUSIP No.: 594918AB0 (the "Bonds") at a purchase price of $99.902 per unit. The Bonds were purchased from Morgan Stanley, a member of the underwriting syndicate offering the bonds, from its account. BNY Mellon Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Morgan Stanley

J.P. Morgan
Citi
UBS Investment Bank
Barclays Capital
Deutsche Bank Securities
Loop Capital Markets, LLC
BNY Mellon Capital Markets, LLC
HSBC
Societe Generale
Banc of America Securities LLC
Credit Suisse
Wachovia Securities
BNP Paribas
Goldman, Sachs & Co.
RBS
CastleOak Securities, L.P.
Mizuho Securities USA Inc.
U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 15, 2009.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 5/11/2009
3. Total Net Assets of Account/Fund: $791,369,520
4. Type and Description of Security to be Purchased: Microsoft Corp 2.95% 6/1/2014
5. Credit Rating of Security (Rating/Rating Agency: Aaa / AAA
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Morgan Stanley
7. Name of Affiliated Underwriter In Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $2,000,000,000
9. CUSIP: 594918AB0
10. Amount Purchased by Account/Fund: 3,000,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.15%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.38%
13. Purchase Price of Securities (if at par, so state): $99.902
14. Commission/Spread Received by Principal Underwriters: 0.35%
15. Yield (as applicable): 2.99%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 2.99%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)______; Other __X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Wes Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer In continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transection complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter Into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, Including, without limitation, another party to the transection.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate Indicates that its share of **equity securities does** not **exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are In accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest In its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed Income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 5/11/09
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 5/11/09
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 5/11/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On May 12, 2009, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,725,000 of Occidental Petroleum Corp 4.125% bonds due 6/1/2016 - Rated: A2/A/A, CUSIP No.: 674599BX2 (the "Bonds") at a purchase price of $99.292 per unit. The Bonds were purchased from JP Morgan, a member of the underwriting syndicate offering the bonds, from its account. BNY Mellon Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

J.P. Morgan

Barclays Capital
UBS Investment Bank
Mitsubishi UFJ Securities
Wachovia Securities
BNP Paribas
Credit Suisse
Mizuho Securities USA Inc.
Societe Generale
The Williams Capital Group, L.P.

Citi
Banc of America Securities LLC
RBS
BBVA Securities
BNY Mellon Capital Markets, LLC
ING Wholesale
Scotia Capital
Standard Chartered Bank

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 15, 2009.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 5/12/2009
3. Total Net Assets of Account/Fund: $805,981,000
4. Type and Description of Security to be Purchased: Occidental Petroleum Corp 4.125% 6/1/2016
5. Credit Rating of Security (Rating/Rating Agency: A2 / A / A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $750,000,000
9. CUSIP: 674599BX2
10. Amount Purchased by Account/Fund: 2,725,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.36%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.34%
13. Purchase Price of Securities (if at par, so state): $99.292
14. Commission/Spread Received by Principal Underwriters: 0.625%
15. Yield (as applicable): 4.242%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 4.242%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)______; Other___X___ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 5/12/09

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 5/12/09

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 5/12/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Intermediate Bond Fund

On May 26, 2009, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,185,000 of Metlife Inc 6.75% bonds due 6/1/2016 - Rated: A2/A-, CUSIP No.: 59156RAU2 (the "Bonds") at a purchase price of $99.763 per unit. The Bonds were purchased from Barclays, a member of the underwriting syndicate offering the bonds, from its account. BNY Mellon Capital Markets, Inc., an affiliate of the Fund, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund. The following is a list of the syndicate's primary members:

Barclays Capital Inc.

UBS Securities LLC
ANZ Securities, Inc.
Daiwa Securities America Inc.
J.P. Morgan Securities Inc.
SG Americas Securities, LLC
UniCredit Capital Markets, Inc.
Cabrera Capital Markets, LLC
Guzmon & Company
Muriel Siebert & Co., Inc.
SBK-Brooks Investment Corp.
Toussaint Capital Partners, LLC
Wachovia Capital Markets, LLC
BNY Mellon Capital Markets, LLC
Goldman, Sachs & Co.
Mitsubishi UFJ Securities (USA) Inc.
Standard Chartered Bank
Blaylock Robert van, LLC
CastleOak Securities, L.P.
Loop Capital Markets, LLC
Samuel A. Ramirez & Company, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 15, 2009.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY Mellon Intermediate Bond Fund
2. Anticipated Purchase Date: 5/26/2009
3. Total Net Assets of Account/Fund: $800,516,664
4. Type and Description of Security to be Purchased: Metlife Inc 6.75% 6/1/2016
5. Credit Rating of Security (Rating/Rating Agency: A2 / A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Barclay's
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets, Inc.
8. Issue Size: $1,250,000,000
9. CUSIP: 59156RAU2
10. Amount Purchased by Account/Fund: 3,185,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.25%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.40%
13. Purchase Price of Securities (if at par, so state): $99.763
14. Commission/Spread Received by Principal Underwriters: 0.45%
15. Yield (as applicable): 6.793%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase: 6.793%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)______; Other __X__ (Fund Board)

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per Rule 10f-3, **mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 5/26/09
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 5/26/09
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 5/26/09

To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)
Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)

BNY Mellon Funds Trust
FINANCIAL REPORT
10f-3 TRANSACTIONS

Certifications

CCO Certification		
I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies. *I attest that:* ➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown. ➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures. ➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable. ➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.		
[signature]	**Joseph W. Connolly** *Chief Compliance Officer* BNY Mellon Funds Trust	7/9/09